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                                                                    EXHIBIT 10.1

                    BLYTH, INC. 2003 LONG-TERM INCENTIVE PLAN

SECTION 1. PURPOSE. The purposes of the Blyth, Inc. 2003 Long-Term Incentive Plan (the "Plan") are to encourage Directors and selected employees of Blyth, Inc., a Delaware corporation (the "Company"), and its Affiliates to acquire a proprietary and vested interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

             (a) "Affiliate" shall mean (i) any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

             (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share, Performance Unit, dividend equivalent, Other Stock Unit Award or any other right, interest or option relating to Shares or other property granted pursuant to the provisions of the Plan.

             (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder, which may, but need not, be executed or acknowledged by both the Company and the Participant.

             (d)   "Board" shall mean the Board of Directors of the Company.

             (e) "Cause" shall mean, unless otherwise provided by the Committee,
(1) "Cause" as defined in any Individual Agreement to which the Participant is a party, or (2) if there is no such Individual Agreement or, if it does not define Cause, any of the following on the part of the Participant: an intentional failure to perform assigned duties; willful misconduct in the course of the Participant's employment; breach of a fiduciary duty involving personal profit; or acts or omissions of personal dishonesty, any of which results in material loss to the Company or any of its Subsidiaries or Affiliates. The Committee shall, unless otherwise provided in an Individual Agreement with the Participant, have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

             (f) "Change in Control" shall mean (i) in the case of an Employee,
(A) a reorganization, merger or consolidation (a "Corporate Transaction") in which the Company is not the surviving corporation; (B) a sale, lease, exchange or other transfer (in one transaction or in a series of related transactions) of all or substantially all of the assets of the Company to another person or entity (an "Asset Sale"); or (C) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, or (ii) in the case of a Director, (A) any


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Corporate Transaction in which the Company is not the continuing or surviving corporation or pursuant to which Shares are converted into cash, securities or other property, other than a merger of the Company in which the holders of the Shares immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, (B) any Asset Sale; (C) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, (D) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding Robert B. Goergen and/or any person controlled by Robert B Goergen and/or his affiliates, heirs, estate, legal representative and/or beneficiaries), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 30% or more of the outstanding Shares; or (E) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; provided, however, that in the case of any Director, a Change in Control shall not be deemed to have occurred unless, within one year after the occurrence of an event described in Section 2(f)(ii), such Director shall have ceased for any reason to be a member of the Board.

             (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

             (h) "Committee" shall mean the Compensation Committee of the Board, or any successor to such committee, composed of no fewer than two directors, each of whom is a Non-Employee Director and an "outside director" within the meaning of Section 162(m) of the Code, or any successor provision thereto.

             (i)   "Company" shall mean Blyth, Inc., a Delaware corporation.

             (j) "Corporate Transaction" shall have the meaning ascribed thereto in Section 2(f)(i)(A).

             (k) "Covered Employee" shall mean a "covered employee" within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

             (l) "Director" shall mean a director of the Company who has not been, during the immediately preceding 12-month period, an officer or employee of the Company or any Subsidiary.

             (m) "Employee" shall mean any employee of the Company or any Affiliate. Unless otherwise determined by the Committee in its sole discretion, for purposes of the Plan, (1) an Employee shall be considered to have terminated employment or services and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer and (2) temporary absences from employment because of illness, vacation or an approved leaves of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered terminations of employment or services.

             (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


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             (o) "Fair Market Value" shall mean, with respect to any property, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Shares as of any date shall be the average of the high and low trading prices for the Shares as reported on the New York Stock Exchange (or on any national securities exchange on the Shares are then listed) for that date or, if no such prices are reported for that date, the average of the high and low trading prices on the next preceding date for which such prices were reported.

             (p) "Family Member" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

             (q) "Incentive Stock Option" shall mean an Option granted under
Section 6 that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

             (r) "Individual Agreement" shall mean a written employment or consulting agreement between the Participant and the Company or an Affiliate.

             (s) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

             (t) "Nonstatutory Stock Option" shall mean an Option granted under Section 6 that is not intended to be an Incentive Stock Option.

             (u) "Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

             (v) "Other Stock Unit Award" shall mean any right granted to a Participant by the Committee pursuant to Section 10.

             (w) "Participant" shall mean a Director or an Employee who is selected by the Committee to receive an Award under the Plan.

             (x) "Performance Award" shall mean any Award of Performance Shares or Performance Units pursuant to Section 9.

             (y) "Performance Period" shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

             (z) "Performance Share" shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by


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delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

             (aa) "Performance Unit" shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

             (bb) "Person" shall mean any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

             (cc) "Qualified Performance-Based Award" shall have the meaning set forth in Section 13.

             (dd) "Restricted Stock" shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

             (ee) "Restricted Stock Award" shall mean an award of Restricted Stock under Section 8.

             (ff) "Section 162(m) Exemption" shall have the meaning set forth in
Section 13.

             (gg) "Shares" shall mean the shares of common stock of the Company, par value $0.02 per share.

             (hh) "Stock Appreciation Right" shall mean any right granted to a Participant pursuant to Section 7 to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 4(c), shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be. Any payment by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

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             (ii) "Subsidiary" shall mean any corporation (other than the
Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

             (jj) "Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or with which the Company combines.

SECTION 3.    ADMINISTRATION.

             (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to:

                     (1) select the Employees of the Company and its Affiliates of the Company to whom Awards may from time to time be granted hereunder;

                     (2) determine the type or types of Award to be granted to each Employee hereunder;

                     (3) determine the number of Shares to be covered by each Award granted to an Employee hereunder;

                     (4) determine the terms and conditions of any Award granted to an Employee hereunder (including, but not limited to, the option price, any vesting condition, restriction or limitation (which may be related to the performance of the Participant, the Company or any Subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the Shares relating thereto, based on such factors as the Committee shall determine;

                     (5) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended;

                     (6) to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to performance goals;

                     (7) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant;

                     (8) interpret and administer the Plan and any instrument or agreement entered into under the Plan;

                     (9) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and


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                     (10) make any other determination  and take any other
            action that the Committee deems necessary or desirable for administration of the Plan.

             (b) Decisions of the Committee shall be final, conclusive and binding on all Persons, including the Company, any Participant, any stockholder and any Employee of the Company or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

             (c) Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) Section 16(b) of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award to not qualify for, or cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with any action taken by the Committee, the Board action shall control.

             (d) The Committee may delegate to a committee of one or more directors of the Company or, to the extent permitted by Delaware law, to one or more officers or a committee of officers the right to grant Awards to Employees who are not officers or directors of the Company.

             (e) Notwithstanding the foregoing or anything else to the contrary in the Plan, any action or determination by the Committee specifically affecting or relating to an Award to a Director shall be approved and ratified by the full Board.

SECTION 4.    SHARES SUBJECT TO THE PLAN.

             (a) Subject to adjustment as provided in Section 4(d), a total of 3,373,526 Shares shall be authorized for issuance under the Plan; provided that if any Shares subject to an Award or to an award under the Company's Amended and Restated 1994 Employee Stock Option Plan or the Amended and Restated 1994 Stock Option Plan for Non-Employee Directors (the "Prior Plan") are forfeited or if any Award or award under the Prior Plan based on Shares is settled for cash, or expires or otherwise is terminated without issuance of such Shares, the Shares subject to such Award shall, to the extent of such cash settlement, forfeiture or termination, again be available for Awards under the Plan. In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or in the event that withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares or by the withholding of Shares by the Company, only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for issuance under the Plan. In the event that any option or award granted under the Prior Plan is exercised through the tendering of Shares or in the event that withholding tax liabilities arising from such options or awards are satisfied by the tendering of Shares or the withholding of Shares by the Company, the Shares so tendered or withheld shall again be available for Awards under the Plan. Shares reacquired by the Company on the open market using the cash proceeds received by the Company from the exercise of Options granted under the Plan or options granted under the Prior Plan that are exercised after the effective date of the Plan shall be available for Awards under the Plan. In addition, Substitute Awards shall not

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reduce the Shares authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year.

             (b) Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased in the open market or otherwise.

             (c) Subject to adjustment as provided in Section 4(d), (1) the number of Shares that may be issued pursuant to Options intended to qualify as Incentive Stock Options shall be 3,373,526 and (2) the maximum number of Shares that may be issued under the Plan pursuant to Awards other than Options and Stock Appreciation Rights shall be 575,000.

             (d) In the event of any change in corporate capitalization, such as a stock dividend, stock split or reverse stock split, or an extraordinary corporate transaction, such as any merger, reorganization, consolidation, recapitalization, spin-off, separation or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation of the Company, the Committee may make substitutions or adjustments to reflect such change or transaction in (i) the aggregate number and kind of shares reserved for issuance of Awards under the Plan (including specific limits applicable to Incentive Stock Options, Restricted Stock Awards, Performance Awards, Other Stock Unit Awards and other types of Awards), (ii) the limitation upon Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards and Performance Units to be granted to any Participant in any specific period, to the extent such adjustment does not cause any Qualified Performance-Based Award to fail to qualify for the
Section 162(m) Exemption, (iii) the number, kind and grant price of shares subject to outstanding Options and Stock Appreciation Rights, (iv) the number and kind of shares subject to other outstanding Awards granted under the Plan and/or (v) such other equitable substitutions or adjustments, in each case, as it may determine to be appropriate in its sole discretion; PROVIDED, HOWEVER, that the number of Shares subject to any Award shall always be a whole number.

SECTION 5. ELIGIBILITY. Any Employee or Director shall be eligible to be selected as a Participant; PROVIDED, HOWEVER, that pursuant to Section 422 of the Code, Incentive Stock Options shall only be awarded to employees of the Company and its Subsidiaries or "parent corporation" (within the meaning of Section 424(f) of the Code).

SECTION 6. STOCK OPTIONS. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

             (a)   OPTION PRICE.

                     (1) The purchase price per Share purchasable under an Option shall be determined by the Committee in its sole discretion on or before the date of grant; PROVIDED, HOWEVER, that except in the case of Substitute Awards or in connection with an


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           adjustment provided for in Section 4(d), such purchase price of an
           Option shall not be less than the Fair Market Value of a Share on the date of grant.

                     (2) Except for adjustments pursuant to Section 4(d) (relating to the adjustment of Shares), the purchase price for any outstanding Option granted under the Plan may not be decreased after the date of grant nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower price.

             (b) OPTION PERIOD. The term of each Option shall be fixed by the Committee in its sole discretion and set forth in the Award Agreement; PROVIDED that no Option shall be exercisable after the expiration of ten years from the date the Option is granted.

             (c) EXERCISABILITY. Options shall be exercisable at such time or times as determined by the Committee at the time of grant (except as otherwise permitted under Section 3(a)) or as set forth in Section 12.

             (d) METHOD OF EXERCISE. Subject to the other provisions of the Plan, any vested and exercisable Option may be exercised by the Participant in whole or in part, at any time during the Option term, by giving written notice of exercise to the Company specifying the number of Shares subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by certified to bank check or such other instrument as the Company may accept.

                     (1) If approved by the Committee, payment, in full or in part, may be made in the form of unrestricted Shares (by delivery of such Shares or by attestation) already owned by the Participant of the same class as the Shares subject to the Option based on the Fair Market Value of the Shares on the date the Option is exercised; PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares of the same class as the Shares subject to the Option may be authorized only at the time the Option is granted; and provided, further, that such already owned Shares have been held by the Participant unencumbered for at least six months (or any shorter period sufficient to avoid a charge to the Company's earnings for financial reporting purposes).

                     (2) Payment in full or in part may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds necessary to pay the purchase price and, if requested, reduced by the amount of any federal, state, local or foreign withholding and employment taxes, unless otherwise determined by the Committee. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                     (3) In addition, if approved by the Committee, payment in full or in part may also be made by instructing the Committee to withhold a number of such Shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Option (or applicable portion thereof).


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                     (4) No Shares shall be issued until full payment therefor
           has been made. Except as otherwise provided in Sections 3(a)(7), 15(g) and 15(i), an optionee shall have all of the rights of a shareholder of the Company holding the Shares subject to such Option (including, if applicable, the right to vote the Shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such Shares and, if requested by the Company, has given the representation described in Section 14(i).

             (e) FORM OF SETTLEMENT. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

SECTION 7. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under
Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Nonstatutory Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate; provided that a Stock Appreciation Right shall not have a term of greater than ten years.

SECTION 8.    RESTRICTED STOCK.

             (a) ISSUANCE. A Restricted Stock Award shall be subject to restrictions imposed by the Committee during a period of time specified by the Committee (the "Restriction Period"). Restricted Stock Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each recipient. Except with respect to Restricted Stock awarded in lieu of bonuses or other similar awards, Restricted Stock Awards shall vest over a minimum period of three years from the date of grant.

             (b) REGISTRATION. Any Restricted Stock issued hereunder may be evidenced in such manner, as the Committee, in its sole discretion, shall deem appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates. In the event any stock certificates are issued in respect of shares of Restricted Stock awarded under the Plan, such certificates shall be registered in the name of the Participant and shall bear an appropriate

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legend referring to the terms, conditions and restrictions applicable to such
Award. The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by the Award.

             (c) FORFEITURE. Except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of employment or services for any reason during the Restriction Period, all Shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the grantee promptly after expiration of the period of forfeiture, as determined or modified by the Committee.

SECTION 9. PERFORMANCE AWARDS. Performance Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in
Section 12, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

SECTION 10.    OTHER STOCK UNIT AWARDS.

             (a) STOCK AND ADMINISTRATION. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property ("Other Stock Unit Awards") may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan, and such other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Other Stock Unit Awards may be paid in Shares, cash or any other form of property, as the Committee shall determine. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees of the Company and its Affiliates to whom and the time or times at which such Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other conditions of the Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient.

             (b) TERMS AND CONDITIONS. Shares (including securities convertible into Shares) subject to Awards granted under this Section 10 may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Section 10 shall be purchased for such consideration as the Committee shall determine in its sole discretion, which, except in the case of Substitute Awards, shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is awarded.

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SECTION 11.    DIRECTOR AWARDS

             (a) ELIGIBILITY; GRANTS. Each Director who is elected to office for the first time after March 1, 1994 shall automatically be a Participant. Options will be granted in the following manner: (1) each Director who is elected to office for the first time after January 31, 2002 shall automatically be granted an Option to acquire 10,000 Shares under the Plan, effective as of the date of such election; and (2) commencing with the annual meeting of the Company's stockholders to be held in June, 2003, each Director shall, on the date of each such annual meeting, automatically be granted an Option to acquire 5,000 Shares under the Plan provided that such Director (a) has been in office for at least six months at the time of such annual meeting and (b) will remain in office following such annual meeting.

             (b) OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by an Award Agreement, which Award Agreements may but need not be identical and which shall (1) comply with and be subject to the terms and conditions of the Plan and (2) provide that the Director agrees to continue to serve as a director of the Company during the term for which he or she was elected. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board.

             (c) OPTION EXERCISE PRICE. The purchase price per Share for an Option granted under the Plan shall be the Fair Market Value (as hereinafter defined) of a Share on the date on which such Option is granted or, if such date is not a business day on which the Shares are traded, the next immediately preceding trading day (the "Pricing Date").

             (d)   TIME AND MANNER OF EXERCISE OF OPTION

                     (1) Each Option granted under Section 11(a)(1) shall become exercisable as follows: 50% of such Option shall become exercisable on the first anniversary of the date of grant and 50% of such Option shall become exercisable on the second anniversary of the date of grant.

                     (2) Each Option granted under Sections 11(a)(2) shall become exercisable in full on the earlier of the first anniversary of the date of grant or the date of the next annual meeting of the Company to occur after the date of grant.

                     (3) Options granted to Directors may be exercised pursuant to the procedures set forth in Section 6(d).

                     (4) Upon exercise of the Option, delivery of a certificate for fully paid and non-assessable Shares shall be made at the principal office of the Company to the person or persons exercising the Option as soon as practicable (but in no event more than 30 days) after the date of receipt of the notice of exercise by the Company, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the Option.

             (e) TERM OF OPTIONS. Each Option shall expire 10 years from the date of grant, but shall be subject to earlier termination as follows:

                     (1) In the event of the death of a Director, any Option granted to such Director may be exercised, to the extent exercisable on the date of death pursuant to Section 11(a), by the estate of such Director, or by any person or persons who acquired the right to exercise such Option by will or by the laws of descent and distribution. Such Option may be exercised at any time within 12 months after the date of death of such Director or prior to the date on which the Option expires by its terms, whichever is earlier.

                     (2) In the event that a Director ceases to be a director of the Company, other than by reason of his or her death, the Option granted to such Director may be exercised, to the extent exercisable on the date the Director ceases to be a director, for a period of 365 days after such date, or prior to the date on which the Option expires by its terms, whichever is earlier.

SECTION 12. CHANGE IN CONTROL PROVISIONS. Subject to Section 12(f) and notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control:

             (a) any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant;

             (b) the restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;

             (c) all Performance Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed; and

             (d) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

             (e) The Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes, including, without limitation, terminating fully-vested Options and Stock Appreciation Rights immediately following a Change in Control (after providing an opportunity for Participants to exercise such Awards) and/or canceling an Option or Stock Appreciation Right if the price paid in connection with such Change in Control is less than the grant price of such Award.

             (f) Notwithstanding the foregoing, if in the event of a Corporate Transaction or an Asset Sale (in each case, that constitutes a Change in Control) in which the successor company assumes or replaces an Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, or Other Stock Unit Award that is held by an Employee, then each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, or Other Stock Unit Award so assumed or replaced shall not be accelerated as described above (unless otherwise provided in the underlying Award Agreement). For the purposes of this Section 12(f), an Award shall be considered assumed or replaced if following such Change in Control the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to such Change in Control, the consideration (whether stock, cash or other securities or property) received in such Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); PROVIDED, HOWEVER, that if such consideration received in such Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received with respect to the Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in such Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

SECTION 13.    CODE SECTION 162(M) PROVISIONS.

             (a) Notwithstanding any other provision of the Plan, if the Committee determines at the time Restricted Stock, a Performance Award or an Other Stock Unit Award is granted to a Participant who is then an officer that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 13 is applicable to such Award.

             (b) If Restricted Stock, a Performance Award or an Other Stock Unit Award is subject to this Section 13, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: revenue, profit or cash generation targets on an absolute and per share basis (including, but not limited to, (1) earnings before interest and taxes, (2) earnings before interest, taxes depreciation and amortization, (3) operating income, (4) earnings per share, (5) cash flow, (6) gross margin percent and (7) operating income as a percent of sales), market share targets, profitability targets as measured through return ratios, such as return on average equity, return on net assets employed, return on capital employed and total shareholder returns. Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable Affiliate or division of the Company) under one or more of the measures described above relative to the performance of other corporations or an index covering multiple companies. The measurement of performance goals may exclude impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

             (c) Notwithstanding any provision of the Plan other than Section 12, with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this

Section 13, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

             (d) The Committee shall have the power to impose such other restrictions on Awards subject to this Section 13 ("Qualified Performance-Based Awards") as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto (the "Section 162(m) Exemption").

             (e) Notwithstanding any provision of the Plan other than Section 4(c), no Participant may be granted Options or Stock Appreciation Rights during any three-year period with respect to more than 500,000 Shares, or Restricted Stock or Performance Awards subject to this Section 13 that are denominated in Shares, in any three-year period with respect to more than 250,000 Shares, and the maximum dollar value payable with respect to Performance Units and/or Other Stock Unit Awards that are valued with reference to property other than Shares and granted to any Participant in any performance period is $1,000,000 times the number of years in such performance period.

             (f) Except as provided in Section 13, the Committee shall be authorized to make adjustments in performance award criteria or in the terms and conditions of other Awards in recognition of changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event that the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of or combination with another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

SECTION 14.    AMENDMENTS AND TERMINATION.

           The Board may amend, alter, or discontinue the Plan, but no amendment alteration or discontinuation shall be made which would impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award, Performance Unit Award or other stock-based Award theretofore granted without the optionee's or recipient's consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by applicable law or stock exchange rules; PROVIDED, HOWEVER, that stockholder approval shall be required for any amendment (i) which increases the maximum number of Shares for which Awards may be granted under the Plan (subject, however, to the provisions of Section 4(d) hereof), (ii) amends the provisions of Section 6(a)(2) (relating to Option repricing), (iii) extends the period during which Stock Options may be granted beyond the times originally prescribed, (iv) changes the persons eligible to participate in the Plan, or (v) materially increases the benefits accruing to Participants under the Plan.

SECTION 15.    GENERAL PROVISIONS.

             (a) No Award, and no Shares subject to Awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution; PROVIDED, HOWEVER, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Each Award shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Notwithstanding the foregoing, and subject to Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award to a Family Member; PROVIDED, HOWEVER, that an Award so assigned or transferred shall be subject to all the terms and conditions of the Plan and the instrument evidencing the Award.

             (b) No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

             (c) The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

             (d) Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment or service contract or confer or be deemed to confer on any Participant any right to continue in the employ or service of, or to continue any other relationship with, the Company or any Affiliate or limit in any way the right of the Company or any Affiliate to terminate a Participant's employment or service or other relationship at any time, with or without cause. For purposes of clarification, Awards granted under the Plan shall not guarantee employment or service for the length of any portion of the vesting schedule of any Award.

             (e) The Committee shall have full power and authority to determine whether an outstanding Awards to any Participant shall be canceled if the Participant, without the consent of the Company, while employed by the Company or after termination of such employment or service, establishes a relationship with a competitor of the Company or engages in activity that is materially in conflict with or adverse to the interest of the Company, as determined by the Company.

             (f) The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by delivery of or transfer of Shares to the Company (up to the employer's minimum required tax withholding rate to the extent the Participant has owned the surrendered Shares for less than six months if such a limitation is necessary to avoid a charge to the Company for financial reporting purposes), or by directing the Company to retain Shares (up to the employer's minimum required tax withholding rate) otherwise deliverable in connection with the Award.

             (g) The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash dividends, or cash payments in amounts equivalent to cash dividends on Shares ("dividend equivalents") with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

             (h) Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

             (i) The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions:

                     (1) listing or approval for listing upon notice of issuance of such Shares on the New York Stock Exchange, or such other securities exchange as may at the time be the principal market for the Shares;

                     (2) any registration or other qualification of such Shares under any state of federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable;

                     (3) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

             (j) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

             (k) The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

             (l) If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

             (m) Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees on assignments outside their home country.

             (n) It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation or trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or make payments; PROVIDED, HOWEVER, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfounded" status of the Plan.

             (o) In the case of a grant of an Award to any Employee of a Subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding the Subsidiary will transfer the Shares to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All Shares underlying Awards that are forfeited or canceled should revert to the Company.

SECTION 16. EFFECTIVE DATE OF PLAN. The Plan shall be effective as of June 4, 2003, subject to the approval of at least a majority of the outstanding Shares.


SECTION 17. TERM OF PLAN. The Plan will terminate on the tenth anniversary of the effective date of the Plan. Awards outstanding under the Plan as of such date shall not be affected or impaired by the termination of the Plan.